Consolidated Statements of Comprehensive Income (Parenthetical) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2013 Class A ordinary shares [Member]	Dec. 31, 2012 Class A ordinary shares [Member]	Dec. 31, 2011 Class A ordinary shares [Member]
Number of ordinary shares that each ADS represents					8	8	8
Revenues, cost of revenues and operating expenses include transactions with related parties as follows:
Net advertising revenues	$ 7,454	45,127	35,438	26,201
Paid service revenues	68,290	413,407	429,125	445,096
Cost of revenues	(12,635)	(76,491)	(67,481)	(73,833)
Sales and marketing expenses	(172)	(1,040)	(916)	(663)
General and administrative expenses	(67)	(404)	(646)	(1,139)
Technology and product development expenses	$ 0	0	0	(533)